UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA		92649
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The purpose of this Current Report on Form 8-K is to furnish the press release issued by Quiksilver, Inc. on December 15, 2011 announcing its financial results for the quarter and fiscal year ended October 31, 2011. The press release is attached hereto as Exhibit 99.1.

In addition to Quiksilver’s GAAP financial information, the press release furnished with this report as Exhibit 99.1 reports pro forma income from continuing operations and pro forma income per share from continuing operations, which are considered non-GAAP financial measures, each excluding non-cash asset impairment charges, restructuring costs, the write off of deferred debt issuance costs associated with previous financings, valuation allowances against deferred tax assets and income primarily related to the settlement of a French tax audit. Quiksilver believes that this non-GAAP information provides consistency and comparability with its past financial reports. Quiksilver has chosen to provide this information because it believes it provides useful information to investors enabling them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate Quiksilver’s operations. The press release also reports pro forma adjusted EBITDA, which is also considered a non-GAAP financial measure that Quiksilver believes provides useful information to investors for the same reasons stated above, as well as those set forth in the press release with respect to adjusted EBITDA. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Annual Meeting of Stockholders

The Company’s Board of Directors has set Tuesday, March 20, 2012, as the date for the Company’s 2012 Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. local time at the Company’s headquarters, located at 15202 Graham Street, Huntington Beach, California, 92649.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated December 15, 2011, issued by Quiksilver, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2011	Quiksilver, Inc.
(Registrant)

	By:	/s/ Joseph Scirocco
Joseph Scirocco
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title or Description

99.1	Press Release, dated December 15, 2011, issued by Quiksilver, Inc.

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